OTHER PAYABLES AND ACCRUALS	12 Months Ended
Dec. 31, 2014
OTHER PAYABLES AND ACCRUALS
OTHER PAYABLES AND ACCRUALS

7.OTHER PAYABLES AND ACCRUALS

	2013	2014
	RMB	RMB
Receipts from customers	191,829	232,658
Professional service fees	3,792	3,388
Office expenses	6,567	5,986
Payables to employees related to net proceeds from share options exercised	9,416	21,651
Accrued interest expense related to convertible senior notes	—	7,147
Others	1,374	1,675
Total	212,978	272,505

Receipts from customers are associated with the operations of the Company’s business process outsourcing services. The Company has received funds in advance from customers for purposes such as monthly customers’ employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of customers in the near term.